MUTUAL FUND SERIES TRUST

Catalyst/Princeton Unconstrained Hedged Income Fund (formerly, Catalyst/Princeton Hedged Income Fund)
Class A: HIFAX Class C: HIFCX Class I: HIFIX (the “Fund”)

February 15, 2017

The information in this Supplement amends certain information contained in the Prospectus for the Fund, dated November 1, 2016 and should be read in conjunction with such Prospectus.

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The section of the Fund’s Prospectus entitled “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies - Catalyst/Princeton Unconstrained Hedged Income Fund” is hereby replaced in its entirety with the following:

“The Fund seeks to provide an attractive yield and long-term positive returns while preserving capital through various market environments by managing portfolio duration, credit risk, and volatility. As an “unconstrained” fund, the Fund is not managed to be compared to any specific index and has significant flexibility to pursue opportunities across the fixed-income universe to create a diversified portfolio of varying asset classes, sectors and maturities, and may have long, short, or negative duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

Under normal market conditions, the Fund will invest primarily in bonds, including bank loans. The type of bonds in which the Fund may invest include a variety of fixed income instruments including, but not limited to, government notes and bonds, corporate bonds, convertible bonds, commercial and residential mortgage-backed securities, asset-backed securities, zero-coupon bonds, and derivatives such as forwards, interest rate swaps, futures contracts, and options that provide exposure to various fixed-income instruments. The Fund may also invest in money market instruments (which may include reverse repurchase agreements), preferred stock, and equity securities. The Fund may invest in companies of any capitalization. The Fund may invest in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. In pursuing its investment objective, the Fund will have exposure to investments that are tied economically to a number of countries throughout the world, including emerging markets.

The Fund’s average portfolio duration may range from negative three years to plus six years. The Fund does not limit its investments to a particular credit quality and can invest without limit in bonds rated below investment grade (commonly referred to as "junk bonds"). Below investment grade debt are those rated below Baa3 by Moody's Investor Services or equivalently by another nationally recognized statistical rating organization. Due to the nature of the securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds, which may lead to higher transaction costs that may affect the Fund’s performance.

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The Fund may invest in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices. Derivatives are used for various investment purposes, such as, but not limited to, to manage or hedge portfolio risk, interest rate risk, or currency exposure, to gain exposure or to short individual securities, and to earn income, meet liquidity needs, enhance return, or manage duration. The Fund’s exposure to derivatives will vary.

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis, and may engage in short sales of equity and fixed-income securities. The Fund may implement short positions through derivatives such as options, futures, or swaps. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques.

The Sub-Advisor selects securities for inclusion in the Fund's portfolio and actively monitors the Fund's investments based on both qualitative and quantitative analysis. The Sub-Advisor uses a top down process to select fixed income asset classes and industries that it believes offer the best risk/return opportunity based on domestic and global macroeconomic outlook. This process is followed by a bottom up credit process to select investments that it believes will offer the highest risk adjusted return. Each investment is re-evaluated in order to determine whether any changes in the original investment thesis have occurred that would warrant adjusting or selling the position.

The Fund is classified as “non-diversified” for purposes of the 1940 Act, which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.”

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for the Fund, each dated November 1, 2016, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.